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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 11, 1999

                                  SAFEWAY INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                         1-00041                       94-3019135
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                                Identification Number)

             5918 Stoneridge Mall Road, Pleasanton, California 94588
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               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

DEBT OFFERING

        On September 13, 1999, we completed an underwritten offering of $600,000,000 aggregate principal amount of our 7% Notes Due 2002 (the "3-Year Notes"), $400,000,000 aggregate principal amount of our 7-1/4% Notes Due 2004 (the "5-Year Notes") and $500,000,000 aggregate principal amount of our 7-1/2% Notes Due 2009 (the "10-Year Notes" and, together with the 3-Year Notes, the 5-Year Notes and the 10-Year Notes, the "Securities") under our Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the "Commission") on July 30, 1999 (File No. 333-84201), as amended by Amendment No. 1 filed with the Commission on August 10, 1999 (as amended, the "Registration Statement") (which Registration Statement also constitutes, pursuant to Rule 429 under the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement No. 333-65903, as amended), a Prospectus, dated August 10, 1999, and the related Prospectus Supplement, dated September 8, 1999, relating to our offer and sale of the Securities.

        The sale of the Securities was underwritten by Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Chase Securities Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Utendahl Capital Partners, L.P. pursuant to an Underwriting Agreement, dated September 8, 1999. The terms and conditions of the Securities and related matters are set forth in the Indenture, dated as of September 10, 1997, between us and The Bank of New York, as trustee (the "Indenture") and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto.

CONSUMMATION OF MERGER WITH RANDALL'S FOOD MARKETS, INC.

        Effective September 11, 1999, we completed our acquisition of Randall's Food Markets, Inc. Randall's Food Markets, Inc. is now a wholly-owned subsidiary of Safeway. To complete the acquisition, we paid approximately $755 million in cash and issued approximately 12.7 million shares of our common stock.




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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) The following exhibits are filed as part of this Report:

        1 Underwriting Agreement, dated September 8, 1999, among Safeway Inc. and by Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Chase Securities Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Utendahl Capital Partners, L.P.

        4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10,
                1997).

        4.2 Officers' Certificate, dated as of September 13, 1999, pursuant to Sections 2.2 and 10.4 of the Indenture.

        4.3     Form of 7% Note Due 2002.

        4.4     Form of 7 1/4% Note Due 2004.

        4.5     Form of 7 1/2% Note Due 2009.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 14, 1999

                                            SAFEWAY INC.

                                            By: /s/ David Weed
                                               ---------------------------------
                                               David Weed
                                               Executive Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

1 Underwriting Agreement, dated September 8, 1999, among Safeway Inc. and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Chase Securities Inc., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Utendahl Capital Partners, L.P.

4.1 Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K dated September 10, 1997).

4.2 Officers' Certificate, dated as of September 13, 1999, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3     Form of 7% Note Due 2002.

4.4     Form of 7 1/4% Note Due 2004.

4.5     Form of 7 1/2% Note Due 2009.